Revenue Recognition	12 Months Ended
Dec. 31, 2017
Revenue from Contract with Customer [Abstract]
Revenue Recognition
Revenue Recognition
Effective January 1, 2018, we adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, using the full retrospective transition method. We generate revenues from services, products and intellectual property as follows:
Revenue from services
Revenue for laboratory services is recognized at the time test results are reported, which approximates when services are provided and the performance obligations are satisfied. Services are provided to patients covered by various third-party payor programs including various managed care organizations, as well as the Medicare and Medicaid programs. Billings for services are included in revenue net of allowances for contractual discounts, allowances for differences between the amounts billed and estimated program payment amounts, and implicit price concessions provided to uninsured patients which are all elements of variable consideration.
The following are descriptions of our payors for laboratory services:
Healthcare Insurers. Reimbursements from healthcare insurers are based on negotiated fee-for-service schedules. Revenues consist of amounts billed, net of contractual allowances for differences between amounts billed and the estimated consideration we expect to receive from such payers, which considers historical denial and collection experience and the terms of our contractual arrangements. Adjustments to the allowances, based on actual receipts from the third-party payers, are recorded upon settlement.
Government Payers. Reimbursements from government payers are based on fee-for-service schedules set by governmental authorities, including traditional Medicare and Medicaid. Revenues consist of amounts billed, net of contractual allowances for differences between amounts billed and the estimated consideration we expect to receive from such payers, which considers historical denial and collection experience and the terms of our contractual arrangements. Adjustments to the allowances, based on actual receipts from the government payers, are recorded upon settlement.
Client Payers. Client payers include physicians, hospitals, employers, and other institutions for which services are performed on a wholesale basis, and are billed and recognized as revenue based on negotiated fee schedules.
Patients. Uninsured patients are billed based on established patient fee schedules or fees negotiated with physicians on behalf of their patients. Insured patients (including amounts for coinsurance and deductible responsibilities) are billed based on fees negotiated with healthcare insurers. Collection of billings from patients is subject to credit risk and ability of the patients to pay. Revenues consist of amounts billed net of discounts provided to uninsured patients in accordance with our policies and implicit price concessions. Implicit price concessions represent differences between amounts billed and the estimated consideration that we expect to receive from patients, which considers historical collection experience and other factors including current market conditions. Adjustments to the estimated allowances, based on actual receipts from the patients, are recorded upon settlement.
The complexities and ambiguities of billing, reimbursement regulations and claims processing, as well as issues unique to Medicare and Medicaid programs, require us to estimate the potential for retroactive adjustments as an element of variable consideration in the recognition of revenue in the period the related services are rendered.  Actual amounts are adjusted in the period those adjustments become known. For the year ended December 31, 2017, revenue reductions due to changes in estimates of implicit price concessions for performance obligations satisfied in prior periods of $66.0 million was recognized. No material revenue reductions due to changes in estimates of implicit price concessions for performance obligations satisfied in prior periods were recognized during the years ended December 31, 2016 and 2015.
Third-party payers, including government programs, may decide to deny payment or recoup payments for testing they contend were improperly billed or not medically necessary, against their coverage determinations, or for which they believe they have otherwise overpaid (including as a result of their own error), and we may be required to refund payments already received. Our revenues may be subject to retroactive adjustment as a result of these factors among others, including without limitation, differing interpretations of billing and coding guidance and changes by government agencies and payors in interpretations, requirements, and “conditions of participation” in various programs. We have processed requests for recoupment from third-party payers in the ordinary course of our business, and it is likely that we will continue to do so in the future. If a third-party payer denies payment for testing or recoups money from us in a later period, reimbursement revenue for our testing could decline.
As an integral part of our billing compliance program, we periodically assess our billing and coding practices, respond to payor audits on a routine basis, and investigate reported failures or suspected failures to comply with federal and state healthcare reimbursement requirements, as well as overpayment claims which may arise from time to time without fault on the part of the Company. We may have an obligation to reimburse Medicare, Medicaid, and third-party payers for overpayments regardless of fault. We have periodically identified and reported overpayments, reimbursed payors for overpayments and taken appropriate corrective action.
Settlements with third-party payors for retroactive adjustments due to audits, reviews or investigations are also considered variable consideration and are included in the determination of the estimated transaction price for providing services. These settlements are estimated based on the terms of the payment agreement with the payor, correspondence from the payor and our historical settlement activity, including an assessment of the probability a significant reversal of cumulative revenue recognized will occur when the uncertainty is subsequently resolved. Estimated settlements are adjusted in future periods as adjustments become known (that is, new information becomes available), or as years are settled or are no longer subject to such audits, reviews, and investigations.
During 2017, a payor informed us it had overpaid BioReference due to an error on its part over a period of approximately ten years, including multiple years prior to the acquisition of BioReference by OPKO in August 2015. As of December 31, 2017 and 2016, we have liabilities of approximately $30.0 million and $0.0 million within Accrued expenses related to reimbursements for payor overpayments.

The composition of Revenue from services by payor for the years ended December 31, 2017, 2016 and 2015 is as follows:

	For the years ended December 31,
(In thousands)	2017	2016	2015
Healthcare insurers	$368,628	$649,036	$204,181
Government payers	264,493	118,526	40,880
Client payers	128,867	127,363	47,836
Patients	20,722	33,647	12,404
Total	$782,710	$928,572	$305,301

Revenue from products
We recognize revenue from product sales when a customer obtains control of promised goods or services. The amount of revenue that is recorded reflects the consideration that we expect to receive in exchange for those goods or services. Our estimates for sales returns and allowances are based upon the historical patterns of product returns and allowances taken, matched against the sales from which they originated, and our evaluation of specific factors that may increase or decrease the risk of product returns. Product revenues are recorded net of estimated rebates, chargebacks, discounts, co-pay assistance and other deductions (collectively, “Sales Deductions”) as well as estimated product returns which are all elements of variable consideration. Allowances are recorded as a reduction of revenue at the time product revenues are recognized. The actual amounts of consideration ultimately received may differ from our estimates. If actual results in the future vary from our estimates, we will adjust these estimates, which would affect Revenue from products in the period such variances become known.
We launched Rayaldee in the U.S. through our dedicated renal sales force in November 2016. Rayaldee is distributed in the U.S. principally through the retail pharmacy channel, which initiates with the largest wholesalers in the U.S. (collectively, “Rayaldee Customers”). In addition to distribution agreements with Rayaldee Customers, we have entered into arrangements with many healthcare providers and payers that provide for government-mandated and/or privately-negotiated rebates, chargebacks and discounts with respect to the purchase of Rayaldee.
We recognize revenue for shipments of Rayaldee at the time of delivery to customers after estimating Sales Deductions and product returns as elements of variable consideration utilizing historical information and market research projections. For the year ended December 31, 2017, we recognized $9.1 million in net product revenue from sales of Rayaldee.
The following table presents an analysis of product sales allowances and accruals as contract liabilities for the year ended December 31, 2017:

(In thousands)	Chargebacks, discounts, rebates and fees	Governmental	Returns	Total
Balance at December 31, 2016	$—	$—	$—	$—
Provision related to current period sales	1,591	1,332	490	3,413
Credits or payments made	(1,358)	(984)	(53)	(2,395)
Balance at December 31, 2017	$233	$348	$437	$1,018

Total gross Rayaldee sales				$12,482
Provision for Rayaldee sales allowances and accruals as a percentage of gross Rayaldee sales				27%
Taxes collected from customers related to revenues from services and revenues from products are excluded from revenues.
Revenue from intellectual property
We recognize revenues from the transfer of intellectual property generated through license, development, collaboration and/or commercialization agreements. The terms of these agreements typically include payments to us for one or more of the following: non-refundable, up-front license fees; development and commercialization milestone payments; funding of research and/or development activities; and royalties on sales of licensed products. Revenue is recognized upon satisfaction of a performance obligation by transferring control of a good or service to the customer.
For research, development and/or commercialization agreements that result in revenues, we identify all material performance obligations, which may include a license to intellectual property and know-how, and research and development activities. In order to determine the transaction price, in addition to any upfront payment, we estimate the amount of variable consideration at the outset of the contract either utilizing the expected value or most likely amount method, depending on the facts and circumstances relative to the contract. We constrain (reduce) our estimates of variable consideration such that it is probable that a significant reversal of previously recognized revenue will not occur throughout the life of the contract. When determining if variable consideration should be constrained, we consider whether there are factors outside of our control that could result in a significant reversal of revenue. In making these assessments, we consider the likelihood and magnitude of a potential reversal of revenue. These estimates are re-assessed each reporting period as required.
Upfront License Fees: If a license to our intellectual property is determined to be functional intellectual property distinct from the other performance obligations identified in the arrangement, we recognize revenue from nonrefundable, upfront license fees based on the relative value prescribed to the license compared to the total value of the arrangement. The revenue is recognized when the license is transferred to the customer and the customer is able to use and benefit from the license. For licenses that are not distinct from other obligations identified in the arrangement, we utilize judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time. If the combined performance obligation is satisfied over time, we apply an appropriate method of measuring progress for purposes of recognizing revenue from nonrefundable, upfront license fees. We evaluate the measure of progress each reporting period and, if necessary, adjust the measure of performance and related revenue recognition.
Development and Regulatory Milestone Payments: Depending on facts and circumstances, we may conclude that it is appropriate to include the milestone in the estimated transaction price or that it is appropriate to fully constrain the milestone. A milestone payment is included in the transaction price in the reporting period that we conclude that it is probable that recording revenue in the period will not result in a significant reversal in amounts recognized in future periods. We may record revenues from certain milestones in a reporting period before the milestone is achieved if we conclude that achievement of the milestone is probable and that recognition of revenue related to the milestone will not result in a significant reversal in amounts recognized in future periods. We record a corresponding contract asset when this conclusion is reached. Milestone payments that have been fully constrained are not included in the transaction price to date. These milestones remain fully constrained until we conclude that achievement of the milestone is probable and that recognition of revenue related to the milestone will not result in a significant reversal in amounts recognized in future periods. We re-evaluate the probability of achievement of such development milestones and any related constraint each reporting period. We adjust our estimate of the overall transaction price, including the amount of revenue recorded, if necessary.
Research and Development Activities: If we are entitled to reimbursement from our customers for specified research and development expenses, we account for them as separate performance obligations if distinct. We also determine whether the research and development funding would result in revenues or an offset to research and development expenses in accordance with provisions of gross or net revenue presentation. The corresponding revenues or offset to research and development expenses are recognized as the related performance obligations are satisfied.
Sales-based Milestone and Royalty Payments: Our customers may be required to pay us sales-based milestone payments or royalties on future sales of commercial products. We recognize revenues related to sales-based milestone and royalty payments upon the later to occur of (i) achievement of the customer’s underlying sales or (ii) satisfaction of any performance obligation(s) related to these sales, in each case assuming the license to our intellectual property is deemed to be the predominant item to which the sales-based milestones and/or royalties relate.
Other Potential Products and Services: Arrangements may include an option for license rights, future supply of drug substance or drug product for either clinical development or commercial supply at the licensee’s election. We assess if these options provide a material right to the licensee and if so, they are accounted for as separate performance obligations at the inception of the contract and revenue is recognized only if the option is exercised and products or services are subsequently delivered or when the rights expire. If the promise is based on market terms and not considered a material right, the option is accounted for if and when exercised. If we are entitled to additional payments when the licensee exercises these options, any additional payments are generally recorded in license or other revenues when the licensee obtains control of the goods, which is upon delivery.
For the years ended December 31, 2017, 2016 and 2015 we recorded $75.5 million, $105.5 million and $62.1 million of revenue from the transfer of intellectual property, respectively. For the year ended December 31, 2017, revenue from the transfer of intellectual property included $61.2 million related to the Pfizer Transaction and $10.0 million related to a milestone payment that TESARO, Inc. (“TESARO”) paid us under our license agreement with them. For the year ended December 31, 2016, revenue from the transfer of intellectual property included $47.3 million related to the Pfizer Transaction and $50.0 million related to the our agreement with Vifor Fresenius Medical Care Renal Pharma Ltd (“VFMCRP”). For the year ended December 31, 2015, revenue from the transfer of intellectual property included $15.0 million related to a milestone payment that TESARO paid us under our license agreement with them and $43.4 million related to the Pfizer Transaction. Refer to Note 15. Total contract liabilities included in Accrued expenses and Other long-term liabilities was $152.3 million and $201.2 million at December 31, 2017 and 2016, respectively. The contract liability balance at December 31, 2017 and 2016 relates primarily to the Pfizer Transaction.